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                                                                    EXHIBIT 32.2





                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Annual Report of Triple-S Management Corporation (the Corporation) on Form 10-K for the period ended December 31, 2003 as filed with the United States Securities and Exchange Commission on the date hereof (the Report), I, Juan Jose Roman, Vice President of Finance and Chief Financial Officer of the Corporation, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

      1. The Report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.






Date: March 29, 2004                          By:  /s/ Juan J. Roman
                                                   -----------------------------
                                                   Juan J. Roman
                                                   Vice President of Finance
                                                   and Chief Financial Officer